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                                                                    EXHIBIT 10.2

                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT


                  AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT, dated as of June 30, 2000 (this "Amendment No. 1"), by and between RELIANCE INSURANCE COMPANY, a Pennsylvania corporation ("Seller"), and OVERSEAS PARTNERS LTD., a Bermuda company ("Buyer").

                  WHEREAS, Seller and Buyer have entered into the Stock Purchase Agreement, dated as of June 30, 2000 (the "Stock Purchase Agreement"); and

                  WHEREAS, Seller and Buyer desire to amend and modify, and to agree upon the terms and conditions of, the Transition Services Agreement as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree that the Stock Purchase Agreement shall be, and hereby is, amended and modified as follows:

                  1. The Transition Services Agreement attached as Exhibit B to the Stock Purchase Agreement is hereby deleted and replaced in its entirety by the Transition Services Agreement attached as Exhibit 1 hereto.

                  2. This Amendment No. 1 shall be effective when executed and delivered by the parties hereto.

                  3. Except as amended and modified by this Amendment No. 1, all other terms of the Stock Purchase Agreement and the Exhibits and Schedules thereto shall remain unchanged.

                  4. This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall constitute together one and the same instrument.

                  5. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).


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                  IN WITNESS WHEREOF, each of Seller and Buyer has caused this
Amendment No. 1 to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                                 RELIANCE INSURANCE COMPANY



                                 By:  /s/ M P Blivess
                                    --------------------------------------------
                                    Name:  Michael Blivess
                                    Title: SVP


                                 OVERSEAS PARTNERS LTD.



                                 By:  /s/ Mark Bridges
                                    --------------------------------------------
                                    Name:  Mark Bridges
                                    Title: CFO